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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the use in the Registration Statement on Form 10-SB of our report dated November 3, 1999 relating to the financial statements of Endless Youth Products, Inc.

BECKMAN KIRKLAND & WHITNEY


November 5, 1999